Exhibit 99.38
                                 -------------
                Computational Materials and/or ABS Term Sheets

     [LOGO OMITTED] Countrywide(R)                 Computational Materials For
-------------------------------------
        SECURITIES CORPORATION           Countrywide Asset-Backed Certificates,
A Countrywide Capital Markets Company                            Series 2005-13
------------------------------------------------------------------------------


                                 Groups 2 & 3


                     ARM and Fixed         $1,121,454,790


                                Detailed Report


Summary of Loans in Statistical Calculation Pool                Range
                                                                -----
(As of Calculation Date)

Total Number of Loans                              5,591
Total Outstanding Balance                 $1,121,454,790
Average Loan Balance                            $200,582   $1,489 to $1,250,400
WA Mortgage Rate                                  7.477%   4.000% to 12.375%
Net WAC                                           6.967%   3.491% to 11.541%
ARM Characteristics
      WA Gross Margin                             6.950%   2.500% to 12.050%
      WA Months to First Roll                         30        1 to 36
      WA First Periodic Cap                       1.723%   1.000% to 6.000%
      WA Subsequent Periodic Cap                  1.429%   1.000% to 3.000%
      WA Lifetime Cap                            14.460%  11.000% to 19.375%
      WA Lifetime Floor                           7.569%   1.500% to 12.375%
WA Original Term (months)                            359      180 to 360
WA Remaining Term (months)                           358       94 to 360
WA LTV                                            78.66%    8.97% to 100.00%
   Percentage of Pool with CLTV > 100%             0.00%
   WA Effective LTV (Post MI)                     78.66%
   Second Liens w/100% CLTV                        0.00%
WA FICO                                              601

Secured by (% of pool)      1st Liens            100.00%
                            2nd Liens              0.00%
Prepayment Penalty at Loan Orig (% of all loans)  71.63%




------------------------------------------------------------------------------------------------------------------------------------
   Top 5 States:       Top 5 Prop:          Doc Types:      Purpose Codes         Occ Codes        Grades         Orig PP Term
   -------------       -----------          ----------      -------------         ---------        ------         ------------
CA          26.99%  SFR         73.62%  FULL      67.57%  RCO         61.21%  OO        97.08%  A        78.98% 0           28.37%
FL           9.73%  PUD         15.96%  STATED    32.42%  PUR         35.69%  INV        1.92%  A-        6.27% 12           5.48%
NY           5.19%  CND          5.94%  STREAM     0.01%  RNC          3.10%  2H         1.00%  B         7.60% 24          31.26%
IL           4.19%  2 FAM        3.13%                                                          C         4.47% 30           0.04%
AZ           4.14%  3 FAM        0.57%                                                          C-        2.03% 36          26.08%
                                                                                                D         0.64% 60           8.78%


------------------------------------------------------------------------------------------------------------------------------------



------------------------------------------------------------------------------
Recipients must read the information contained in the attached statement. Do not use or rely on this information if you have not received or reviewed the statement. If you have not received the statement, call your Countrywide Securities account representative for another copy. The collateral information set forth in the Computational Materials supersedes any previously distributed collateral information relating to the securities discussed in this communication and will be superseded by the information set forth in the final offering materials.


     [LOGO OMITTED] Countrywide(R)                                                                      Computational Materials For
-------------------------------------
        SECURITIES CORPORATION                                                Countrywide Asset-Backed Certificates, Series 2005-13
A Countrywide Capital Markets Company
------------------------------------------------------------------------------------------------------------------------------------


                                                            Groups 2 & 3


                                                ARM and Fixed         $1,121,454,790


                                                           Detailed Report
------------------------------------------------------------------------------------------------------------------------------------
                                                               Program
------------------------------------------------------------------------------------------------------------------------------------
                                   CURRENT     # OF         % OF         AVERAGE      GROSS       REMG.                      ORIG
DESCRIPTION                        BALANCE     LOANS       TOTAL         BALANCE       WAC        TERM          FICO          LTV
------------------------------------------------------------------------------------------------------------------------------------
30Y LIB6M                         $8,838,513      36         0.79         $245,514     7.042      359.38          555          78.2
2/28 LIB6M                      $234,237,361   1,258        20.89         $186,198     7.645      359.07          596          78.1
2/28 LIB6M - IO - 24            $128,814,139     461        11.49         $279,423     7.075      359.12          608          81.1
2/28 LIB6M - IO - 60             $21,552,073      82         1.92         $262,830     7.236      358.22          604          80.0
3/27 LIB6M                      $393,564,878   2,249        35.09         $174,995     7.855      359.15          592          78.8
3/27 LIB6M - IO - 36            $122,157,787     512        10.89         $238,589     7.173      359.11          608          80.2
3/27 LIB6M - IO - 60             $14,395,991      73         1.28         $197,205     7.835      358.26          599          82.5
15Yr Fixed                        $4,393,171      31         0.39         $141,715     7.136      177.36          616          72.4
15Yr Fixed - CC                     $813,530       7         0.07         $116,219     8.245      178.68          609          81.1
30Yr Fixed                      $149,650,734     689        13.34         $217,200     6.912      358.54          619          75.5
30Yr Fixed - CC                  $15,611,247     101         1.39         $154,567     8.163      358.73          584          79.0
30Yr Fixed - IO - 60             $27,425,366      92         2.45         $298,102     6.715      358.87          629          78.8
------------------------------------------------------------------------------------------------------------------------------------

                              $1,121,454,790   5,591       100.00         $200,582     7.477      358.16          601          78.7

------------------------------------------------------------------------------------------------------------------------------------


------------------------------------------------------------------------------------------------------------------------------------
                                                            Original Term
------------------------------------------------------------------------------------------------------------------------------------
                                   CURRENT     # OF         % OF         AVERAGE      GROSS       REMG.                      ORIG
DESCRIPTION                        BALANCE     LOANS       TOTAL         BALANCE       WAC        TERM          FICO          LTV
------------------------------------------------------------------------------------------------------------------------------------
ARM 360                         $923,560,742   4,671        82.35         $197,722     7.580      359.09          597          79.2
Fixed 180                         $5,206,701      38         0.46         $137,018     7.309      177.57          615          73.7
Fixed 360                       $192,687,348     882        17.18         $218,466     6.985      358.60          618          76.3
------------------------------------------------------------------------------------------------------------------------------------

                              $1,121,454,790   5,591       100.00         $200,582     7.477      358.16          601          78.7

------------------------------------------------------------------------------------------------------------------------------------


------------------------------------------------------------------------------------------------------------------------------------
                                                      Range of Current Balance
------------------------------------------------------------------------------------------------------------------------------------
                                   CURRENT     # OF         % OF         AVERAGE      GROSS       REMG.                      ORIG
DESCRIPTION                        BALANCE     LOANS       TOTAL         BALANCE       WAC        TERM          FICO          LTV
------------------------------------------------------------------------------------------------------------------------------------
$0.01 - $25,000.00                   $30,276       3         0.00          $10,092     9.467      287.22          647          67.1
$25,000.01 - $50,000.00           $1,088,670      23         0.10          $47,333     9.276      352.63          579          61.0
$50,000.01 - $75,000.00          $16,985,657     268         1.51          $63,379     8.641      354.26          595          78.4
$75,000.01 - $100,000.00         $57,740,917     650         5.15          $88,832     8.081      356.15          596          79.6
$100,000.01 - $150,000.00       $172,729,180   1,389        15.40         $124,355     7.885      357.47          596          79.8
$150,000.01 - $200,000.00       $183,100,393   1,054        16.33         $173,720     7.602      357.98          597          78.5
$200,000.01 - $250,000.00       $165,574,718     738        14.76         $224,356     7.473      358.49          600          77.4
$250,000.01 - $300,000.00       $143,383,911     524        12.79         $273,633     7.263      358.69          603          78.5
$300,000.01 - $350,000.00       $110,961,091     343         9.89         $323,502     7.252      358.48          604          80.8
$350,000.01 - $400,000.00        $94,812,003     253         8.45         $374,751     7.154      359.07          602          78.7
$400,000.01 - $450,000.00        $54,341,120     128         4.85         $424,540     7.104      357.66          609          77.1
$450,000.01 - $500,000.00        $50,073,609     105         4.47         $476,892     7.081      359.12          607          77.7
$500,000.01 - $550,000.00        $18,895,278      36         1.68         $524,869     6.973      359.25          620          79.7
$550,000.01 - $600,000.00        $16,256,546      28         1.45         $580,591     7.027      359.08          596          74.5
$600,000.01 - $650,000.00        $13,236,521      21         1.18         $630,311     7.374      358.90          618          77.9



------------------------------------------------------------------------------
Recipients must read the information contained in the attached statement. Do not use or rely on this information if you have not received or reviewed the statement. If you have not received the statement, call your Countrywide Securities account representative for another copy. The collateral information set forth in the Computational Materials supersedes any previously distributed collateral information relating to the securities discussed in this communication and will be superseded by the information set forth in the final offering materials.


     [LOGO OMITTED] Countrywide(R)                                                                      Computational Materials For
-------------------------------------
        SECURITIES CORPORATION                                                Countrywide Asset-Backed Certificates, Series 2005-13
A Countrywide Capital Markets Company
------------------------------------------------------------------------------------------------------------------------------------


                                                            Groups 2 & 3


                                                ARM and Fixed         $1,121,454,790


                                                           Detailed Report
------------------------------------------------------------------------------------------------------------------------------------
                                                      Range of Current Balance
------------------------------------------------------------------------------------------------------------------------------------
                                   CURRENT     # OF         % OF         AVERAGE      GROSS       REMG.                      ORIG
DESCRIPTION                        BALANCE     LOANS       TOTAL         BALANCE       WAC        TERM          FICO          LTV
------------------------------------------------------------------------------------------------------------------------------------
$650,000.01 - $700,000.00         $6,792,970      10         0.61         $679,297     6.528      359.20          624          73.3
$700,000.01 - $750,000.00         $5,155,329       7         0.46         $736,476     7.497      359.14          614          80.3
$750,000.01 - $800,000.00           $791,335       1         0.07         $791,335     6.875      359.00          629          80.0
$800,000.01 - $850,000.00         $1,674,799       2         0.15         $837,400     7.229      359.00          627          79.0
$850,000.01 - $900,000.00         $1,748,420       2         0.16         $874,210     5.927      359.49          605          72.1
> $900,000.00                     $6,082,048       6         0.54       $1,013,675     8.256      359.20          606          78.4
------------------------------------------------------------------------------------------------------------------------------------

                              $1,121,454,790   5,591       100.00         $200,582     7.477      358.16          601          78.7

------------------------------------------------------------------------------------------------------------------------------------


------------------------------------------------------------------------------------------------------------------------------------
                                                                State
------------------------------------------------------------------------------------------------------------------------------------
                                   CURRENT     # OF         % OF         AVERAGE      GROSS       REMG.                      ORIG
DESCRIPTION                        BALANCE     LOANS       TOTAL         BALANCE       WAC        TERM          FICO          LTV
------------------------------------------------------------------------------------------------------------------------------------
Alabama                           $4,017,750      38         0.36         $105,730     7.850      358.98          591          86.7
Alaska                            $2,763,730      14         0.25         $197,409     9.007      358.95          575          95.4
Arizona                          $46,415,813     275         4.14         $168,785     7.488      359.10          593          78.1
Arkansas                          $1,974,541      17         0.18         $116,149     8.812      359.21          595          91.1
California                      $302,679,258     979        26.99         $309,172     6.906      358.89          606          75.2
Colorado                         $16,479,042      89         1.47         $185,158     7.421      358.89          601          80.6
Connecticut                      $22,030,139     108         1.96         $203,983     7.654      357.40          594          78.3
Delaware                          $3,585,589      20         0.32         $179,279     7.641      358.90          628          84.2
District of Columbia              $4,316,402      19         0.38         $227,179     7.431      350.74          596          68.0
Florida                         $109,073,585     578         9.73         $188,709     7.656      357.45          600          79.7
Georgia                          $34,253,727     222         3.05         $154,296     8.040      358.30          596          83.4
Hawaii                           $13,698,243      40         1.22         $342,456     6.690      358.91          635          74.3
Idaho                             $4,428,473      37         0.39         $119,688     7.891      355.89          596          82.5
Illinois                         $46,969,700     263         4.19         $178,592     7.949      357.56          598          81.2
Indiana                           $9,012,453      79         0.80         $114,082     8.325      358.71          593          85.2
Iowa                              $3,421,251      31         0.31         $110,363     8.409      359.00          588          83.5
Kansas                            $3,819,776      35         0.34         $109,136     8.312      359.14          605          85.2
Kentucky                          $4,843,164      41         0.43         $118,126     8.185      358.87          589          85.1
Louisiana                           $586,608       6         0.05          $97,768     7.234      358.46          619          78.6
Maine                             $2,883,421      19         0.26         $151,759     7.989      359.22          597          78.9
Maryland                         $39,411,880     174         3.51         $226,505     7.533      358.95          595          77.8
Massachusetts                    $29,736,314     125         2.65         $237,891     7.499      359.01          600          77.5
Michigan                         $22,718,983     175         2.03         $129,823     8.042      358.17          600          82.5
Minnesota                        $15,217,371      84         1.36         $181,159     7.601      359.09          603          83.0
Mississippi                       $1,368,292      11         0.12         $124,390     8.062      358.59          601          92.3
Missouri                         $10,045,351      81         0.90         $124,017     8.033      357.89          603          82.6
Montana                           $2,383,251      16         0.21         $148,953     7.649      359.05          598          83.5
Nebraska                          $1,002,790      10         0.09         $100,279     8.457      356.92          591          87.7
Nevada                           $29,423,444     128         2.62         $229,871     7.314      358.96          609          79.3
New Hampshire                     $5,889,764      30         0.53         $196,325     7.070      359.00          591          78.1
New Jersey                       $42,130,190     183         3.76         $230,220     7.854      359.00          589          75.9



------------------------------------------------------------------------------
Recipients must read the information contained in the attached statement. Do not use or rely on this information if you have not received or reviewed the statement. If you have not received the statement, call your Countrywide Securities account representative for another copy. The collateral information set forth in the Computational Materials supersedes any previously distributed collateral information relating to the securities discussed in this communication and will be superseded by the information set forth in the final offering materials.


     [LOGO OMITTED] Countrywide(R)                                                                      Computational Materials For
-------------------------------------
        SECURITIES CORPORATION                                                Countrywide Asset-Backed Certificates, Series 2005-13
A Countrywide Capital Markets Company
------------------------------------------------------------------------------------------------------------------------------------


                                                            Groups 2 & 3


                                                ARM and Fixed         $1,121,454,790


                                                           Detailed Report
------------------------------------------------------------------------------------------------------------------------------------
                                                                State
------------------------------------------------------------------------------------------------------------------------------------
                                   CURRENT     # OF         % OF         AVERAGE      GROSS       REMG.                      ORIG
DESCRIPTION                        BALANCE     LOANS       TOTAL         BALANCE       WAC        TERM          FICO          LTV
------------------------------------------------------------------------------------------------------------------------------------
New Mexico                        $4,947,177      30         0.44         $164,906     7.849      355.62          609          80.4
New York                         $58,236,316     200         5.19         $291,182     7.359      357.82          604          75.0
North Carolina                   $19,093,037     130         1.70         $146,870     7.944      358.30          599          83.1
North Dakota                      $1,002,576       9         0.09         $111,397     8.721      358.89          587          83.0
Ohio                             $11,385,427      94         1.02         $121,122     8.309      356.18          586          81.6
Oklahoma                          $3,143,592      29         0.28         $108,400     8.312      359.12          595          85.0
Oregon                           $11,744,046      64         1.05         $183,501     7.222      359.11          614          82.5
Pennsylvania                     $20,891,742     145         1.86         $144,081     7.777      355.93          590          80.4
Rhode Island                      $1,927,936       7         0.17         $275,419     8.332      358.77          586          77.1
South Carolina                    $8,427,801      54         0.75         $156,070     8.146      358.98          582          82.6
South Dakota                        $537,188       5         0.05         $107,438     7.848      359.11          606          86.1
Tennessee                        $11,513,615      90         1.03         $127,929     8.049      358.91          605          85.7
Texas                            $44,610,824     353         3.98         $126,376     8.004      353.91          600          81.9
Utah                              $6,941,007      51         0.62         $136,098     7.421      358.87          613          82.7
Vermont                             $855,279       6         0.08         $142,546     7.974      359.15          581          80.6
Virginia                         $33,437,699     145         2.98         $230,605     7.365      358.41          593          79.1
Washington                       $34,430,438     168         3.07         $204,943     7.223      357.03          604          80.4
West Virginia                     $2,498,414      18         0.22         $138,801     8.067      358.58          575          82.2
Wisconsin                         $7,207,943      49         0.64         $147,101     8.433      356.87          602          82.0
Wyoming                           $2,042,436      17         0.18         $120,143     8.161      359.01          595          84.7
------------------------------------------------------------------------------------------------------------------------------------

                              $1,121,454,790   5,591       100.00         $200,582     7.477      358.16          601          78.7

------------------------------------------------------------------------------------------------------------------------------------


------------------------------------------------------------------------------------------------------------------------------------
                                                        Loan-to-Value Ratios
------------------------------------------------------------------------------------------------------------------------------------
                                   CURRENT     # OF         % OF         AVERAGE      GROSS       REMG.                      ORIG
DESCRIPTION                        BALANCE     LOANS       TOTAL         BALANCE       WAC        TERM          FICO          LTV
------------------------------------------------------------------------------------------------------------------------------------
<= 50.00                         $33,794,043     181         3.01         $186,707     7.066      357.35          582          42.3
50.01 - 55.00                    $18,880,577     100         1.68         $188,806     7.085      358.29          586          52.9
55.01 - 60.00                    $30,195,215     152         2.69         $198,653     7.070      358.31          585          58.0
60.01 - 65.00                    $47,305,489     224         4.22         $211,185     7.113      354.47          588          63.2
65.01 - 70.00                    $67,730,029     304         6.04         $222,796     7.374      358.18          583          68.6
70.01 - 75.00                   $110,290,037     480         9.83         $229,771     7.358      358.23          591          73.8
75.01 - 80.00                   $455,877,223   2,377        40.65         $191,787     7.280      358.52          616          79.7
80.01 - 85.00                   $120,746,583     557        10.77         $216,780     7.578      358.36          588          84.3
85.01 - 90.00                   $157,846,847     746        14.08         $211,591     7.853      358.11          598          89.6
90.01 - 95.00                    $45,076,927     250         4.02         $180,308     8.577      358.18          591          94.7
95.01 - 100.00                   $33,711,821     220         3.01         $153,236     8.634      358.32          603          99.7
------------------------------------------------------------------------------------------------------------------------------------

                              $1,121,454,790   5,591       100.00         $200,582     7.477      358.16          601          78.7

------------------------------------------------------------------------------------------------------------------------------------



------------------------------------------------------------------------------
Recipients must read the information contained in the attached statement. Do not use or rely on this information if you have not received or reviewed the statement. If you have not received the statement, call your Countrywide Securities account representative for another copy. The collateral information set forth in the Computational Materials supersedes any previously distributed collateral information relating to the securities discussed in this communication and will be superseded by the information set forth in the final offering materials.


     [LOGO OMITTED] Countrywide(R)                                                                      Computational Materials For
-------------------------------------
        SECURITIES CORPORATION                                                Countrywide Asset-Backed Certificates, Series 2005-13
A Countrywide Capital Markets Company
------------------------------------------------------------------------------------------------------------------------------------


                                                            Groups 2 & 3


                                                ARM and Fixed         $1,121,454,790


                                                           Detailed Report
------------------------------------------------------------------------------------------------------------------------------------
                                                    Range of Current Gross Coupon
------------------------------------------------------------------------------------------------------------------------------------
                                   CURRENT     # OF         % OF         AVERAGE      GROSS       REMG.                      ORIG
DESCRIPTION                        BALANCE     LOANS       TOTAL         BALANCE       WAC        TERM          FICO          LTV
------------------------------------------------------------------------------------------------------------------------------------
<= 4.000                            $224,000       1         0.02         $224,000     4.000      360.00          585          80.0
4.501 - 5.000                     $1,286,215       5         0.11         $257,243     4.951      359.59          578          61.6
5.001 - 5.500                    $14,817,061      46         1.32         $322,110     5.399      359.29          615          68.5
5.501 - 6.000                    $66,751,999     237         5.95         $281,654     5.872      357.56          629          71.6
6.001 - 6.500                   $148,182,240     595        13.21         $249,046     6.345      357.92          620          75.9
6.501 - 7.000                   $232,408,873   1,044        20.72         $222,614     6.819      358.26          614          77.2
7.001 - 7.500                   $176,957,667     875        15.78         $202,237     7.309      358.37          607          78.7
7.501 - 8.000                   $182,133,584     984        16.24         $185,095     7.789      357.78          597          80.2
8.001 - 8.500                   $106,570,383     606         9.50         $175,859     8.295      358.58          584          80.7
8.501 - 9.000                    $93,829,911     542         8.37         $173,118     8.795      358.59          572          83.4
9.001 - 9.500                    $46,562,519     296         4.15         $157,306     9.289      358.28          564          82.3
9.501 - 10.000                   $29,442,089     187         2.63         $157,444     9.783      358.18          558          82.5
10.001 - 10.500                  $10,471,908      80         0.93         $130,899    10.295      356.31          561          84.8
10.501 - 11.000                   $7,254,759      54         0.65         $134,347    10.770      357.48          556          86.7
11.001 - 11.500                   $2,345,563      20         0.21         $117,278    11.362      359.46          561          88.2
11.501 - 12.000                   $1,768,578      17         0.16         $104,034    11.756      358.25          543          81.2
12.001 - 12.500                     $447,441       2         0.04         $223,720    12.085      352.94          594          97.3
------------------------------------------------------------------------------------------------------------------------------------

                              $1,121,454,790   5,591       100.00         $200,582     7.477      358.16          601          78.7

------------------------------------------------------------------------------------------------------------------------------------


------------------------------------------------------------------------------------------------------------------------------------
                                                            Property Type
------------------------------------------------------------------------------------------------------------------------------------
                                   CURRENT     # OF         % OF         AVERAGE      GROSS       REMG.                      ORIG
DESCRIPTION                        BALANCE     LOANS       TOTAL         BALANCE       WAC        TERM          FICO          LTV
------------------------------------------------------------------------------------------------------------------------------------
SFR                             $825,660,496   4,206        73.62         $196,305     7.466      358.19          599          78.6
PUD                             $178,981,426     822        15.96         $217,739     7.439      358.13          605          80.3
CND                              $66,649,559     360         5.94         $185,138     7.634      358.58          609          79.3
2 FAM                            $35,069,560     139         3.13         $252,299     7.437      358.50          615          74.8
3 FAM                             $6,420,146      22         0.57         $291,825     7.590      359.31          604          65.7
4 FAM                             $3,150,814      10         0.28         $315,081     8.093      335.57          560          70.3
CNDP                              $2,848,950      15         0.25         $189,930     7.960      359.20          615          79.3
MNF                               $2,673,839      17         0.24         $157,285     8.191      359.17          603          69.7
------------------------------------------------------------------------------------------------------------------------------------

                              $1,121,454,790   5,591       100.00         $200,582     7.477      358.16          601          78.7

------------------------------------------------------------------------------------------------------------------------------------


------------------------------------------------------------------------------------------------------------------------------------
                                                               Purpose
------------------------------------------------------------------------------------------------------------------------------------
                                   CURRENT     # OF         % OF         AVERAGE      GROSS       REMG.                      ORIG
DESCRIPTION                        BALANCE     LOANS       TOTAL         BALANCE       WAC        TERM          FICO          LTV
------------------------------------------------------------------------------------------------------------------------------------
RCO                             $686,428,794   3,224        61.21         $212,912     7.353      357.82          594          76.3
PUR                             $400,300,327   2,160        35.69         $185,324     7.691      358.95          613          82.6
RNC                              $34,725,670     207         3.10         $167,757     7.449      355.87          605          80.4
------------------------------------------------------------------------------------------------------------------------------------

                              $1,121,454,790   5,591       100.00         $200,582     7.477      358.16          601          78.7

------------------------------------------------------------------------------------------------------------------------------------



------------------------------------------------------------------------------
Recipients must read the information contained in the attached statement. Do not use or rely on this information if you have not received or reviewed the statement. If you have not received the statement, call your Countrywide Securities account representative for another copy. The collateral information set forth in the Computational Materials supersedes any previously distributed collateral information relating to the securities discussed in this communication and will be superseded by the information set forth in the final offering materials.


     [LOGO OMITTED] Countrywide(R)                                                                      Computational Materials For
-------------------------------------
        SECURITIES CORPORATION                                                Countrywide Asset-Backed Certificates, Series 2005-13
A Countrywide Capital Markets Company
------------------------------------------------------------------------------------------------------------------------------------


                                                            Groups 2 & 3


                                                ARM and Fixed         $1,121,454,790


                                                           Detailed Report
------------------------------------------------------------------------------------------------------------------------------------
                                                              Occupancy
------------------------------------------------------------------------------------------------------------------------------------
                                   CURRENT     # OF         % OF         AVERAGE      GROSS       REMG.                      ORIG
DESCRIPTION                        BALANCE     LOANS       TOTAL         BALANCE       WAC        TERM          FICO          LTV
------------------------------------------------------------------------------------------------------------------------------------
OO                            $1,088,682,496   5,394        97.08         $201,832     7.462      358.13          601          78.8
INV                              $21,556,643     141         1.92         $152,884     7.954      359.10          607          75.1
2H                               $11,215,651      56         1.00         $200,279     7.933      359.16          608          73.5
------------------------------------------------------------------------------------------------------------------------------------

                              $1,121,454,790   5,591       100.00         $200,582     7.477      358.16          601          78.7

------------------------------------------------------------------------------------------------------------------------------------


------------------------------------------------------------------------------------------------------------------------------------
                                           Range of Months Remaining to Scheduled Maturity
------------------------------------------------------------------------------------------------------------------------------------
                                   CURRENT     # OF         % OF         AVERAGE      GROSS       REMG.                      ORIG
DESCRIPTION                        BALANCE     LOANS       TOTAL         BALANCE       WAC        TERM          FICO          LTV
------------------------------------------------------------------------------------------------------------------------------------
1 - 120                              $59,343       1         0.01          $59,343     8.125       94.00          598          80.0
121 - 180                         $5,147,358      37         0.46         $139,118     7.299      178.53          615          73.6
181 - 300                           $263,446       4         0.02          $65,861     9.678      280.58          591          77.8
301 - 360                     $1,115,984,644   5,549        99.51         $201,115     7.477      359.02          601          78.7
------------------------------------------------------------------------------------------------------------------------------------

                              $1,121,454,790   5,591       100.00         $200,582     7.477      358.16          601          78.7

------------------------------------------------------------------------------------------------------------------------------------


------------------------------------------------------------------------------------------------------------------------------------
                                                 Collateral Grouped by Document Type
------------------------------------------------------------------------------------------------------------------------------------
                                   CURRENT     # OF         % OF         AVERAGE      GROSS       REMG.                      ORIG
DESCRIPTION                        BALANCE     LOANS       TOTAL         BALANCE       WAC        TERM          FICO          LTV
------------------------------------------------------------------------------------------------------------------------------------
FULL                            $757,750,731   4,024        67.57         $188,308     7.406      358.27          594          79.8
STATED INCOME                   $363,603,260   1,566        32.42         $232,186     7.623      357.94          615          76.3
STREAMLINE                          $100,800       1         0.01         $100,800     9.250      360.00          562          90.0
------------------------------------------------------------------------------------------------------------------------------------

                              $1,121,454,790   5,591       100.00         $200,582     7.477      358.16          601          78.7

------------------------------------------------------------------------------------------------------------------------------------


------------------------------------------------------------------------------------------------------------------------------------
                                                     Collateral Grouped by FICO
------------------------------------------------------------------------------------------------------------------------------------
                                   CURRENT     # OF         % OF         AVERAGE      GROSS       REMG.                      ORIG
DESCRIPTION                        BALANCE     LOANS       TOTAL         BALANCE       WAC        TERM          FICO          LTV
------------------------------------------------------------------------------------------------------------------------------------
801 - 820                           $223,813       1         0.02         $223,813     6.900      359.00          816          80.0
781 - 800                           $646,303       4         0.06         $161,576     6.995      358.77          795          75.9
761 - 780                         $4,227,190      16         0.38         $264,199     6.350      358.96          766          78.2
741 - 760                         $3,610,511      15         0.32         $240,701     6.969      359.26          752          79.8
721 - 740                         $9,194,033      44         0.82         $208,955     7.118      359.09          731          80.0
701 - 720                        $13,159,995      60         1.17         $219,333     6.636      352.67          710          75.7
681 - 700                        $26,403,379     120         2.35         $220,028     6.737      358.22          690          76.5
661 - 680                        $36,867,567     189         3.29         $195,066     6.959      357.04          669          78.4
641 - 660                        $72,056,421     358         6.43         $201,275     6.967      358.23          650          77.3
621 - 640                       $192,051,493     894        17.13         $214,823     7.139      358.31          630          80.3
601 - 620                       $222,464,221   1,078        19.84         $206,368     7.225      357.85          610          80.2
581 - 600                       $190,344,898     961        16.97         $198,070     7.471      358.21          590          80.1
561 - 580                       $138,526,378     683        12.35         $202,820     7.830      358.71          571          79.1



------------------------------------------------------------------------------
Recipients must read the information contained in the attached statement. Do not use or rely on this information if you have not received or reviewed the statement. If you have not received the statement, call your Countrywide Securities account representative for another copy. The collateral information set forth in the Computational Materials supersedes any previously distributed collateral information relating to the securities discussed in this communication and will be superseded by the information set forth in the final offering materials.


     [LOGO OMITTED] Countrywide(R)                                                                     Computational Materials For
-------------------------------------
        SECURITIES CORPORATION                                               Countrywide Asset-Backed Certificates, Series 2005-13
A Countrywide Capital Markets Company
------------------------------------------------------------------------------------------------------------------------------------


                                                            Groups 2 & 3


                                                ARM and Fixed         $1,121,454,790


                                                           Detailed Report
------------------------------------------------------------------------------------------------------------------------------------
                                                     Collateral Grouped by FICO
------------------------------------------------------------------------------------------------------------------------------------
                                   CURRENT     # OF         % OF         AVERAGE      GROSS       REMG.                      ORIG
DESCRIPTION                        BALANCE     LOANS       TOTAL         BALANCE       WAC        TERM          FICO          LTV
------------------------------------------------------------------------------------------------------------------------------------
541 - 560                        $97,310,969     525         8.68         $185,354     8.092      358.64          551          76.7
521 - 540                        $63,501,850     357         5.66         $177,876     8.323      357.74          531          74.8
501 - 520                        $47,741,001     267         4.26         $178,805     8.535      358.62          511          71.3
<= 500                            $3,124,769      19         0.28         $164,462     9.218      359.12          499          77.1
------------------------------------------------------------------------------------------------------------------------------------

                              $1,121,454,790   5,591       100.00         $200,582     7.477      358.16          601          78.7

------------------------------------------------------------------------------------------------------------------------------------


------------------------------------------------------------------------------------------------------------------------------------
                                                                Grade
------------------------------------------------------------------------------------------------------------------------------------
                                   CURRENT     # OF         % OF         AVERAGE      GROSS       REMG.                      ORIG
DESCRIPTION                        BALANCE     LOANS       TOTAL         BALANCE       WAC        TERM          FICO          LTV
------------------------------------------------------------------------------------------------------------------------------------
A                               $885,759,047   4,403        78.98         $201,172     7.400      358.15          607          79.8
A-                               $70,350,821     311         6.27         $226,208     7.688      358.28          580          77.5
B                                $85,275,107     450         7.60         $189,500     7.744      357.74          579          74.7
C                                $50,092,084     261         4.47         $191,924     7.806      358.40          579          69.9
C-                               $22,769,388     126         2.03         $180,709     7.782      358.76          586          73.5
D                                 $7,208,344      40         0.64         $180,209     8.352      359.38          568          70.1
------------------------------------------------------------------------------------------------------------------------------------

                              $1,121,454,790   5,591       100.00         $200,582     7.477      358.16          601          78.7

------------------------------------------------------------------------------------------------------------------------------------


------------------------------------------------------------------------------------------------------------------------------------
                                           Collateral Grouped by Prepayment Penalty Months
------------------------------------------------------------------------------------------------------------------------------------
                                   CURRENT     # OF         % OF         AVERAGE      GROSS       REMG.                      ORIG
DESCRIPTION                        BALANCE     LOANS       TOTAL         BALANCE       WAC        TERM          FICO          LTV
------------------------------------------------------------------------------------------------------------------------------------
0                               $318,125,130   1,650        28.37         $192,803     7.918      357.94          599          79.3
12                               $61,428,557     252         5.48         $243,764     7.502      359.04          603          76.1
24                              $350,553,379   1,660        31.26         $211,177     7.341      359.06          599          79.1
30                                  $491,455       3         0.04         $163,818     7.646      358.00          597          84.7
36                              $292,439,527   1,578        26.08         $185,323     7.375      358.06          599          78.7
60                               $98,416,743     448         8.78         $219,680     6.817      355.44          620          76.7
------------------------------------------------------------------------------------------------------------------------------------

                              $1,121,454,790   5,591       100.00         $200,582     7.477      358.16          601          78.7

------------------------------------------------------------------------------------------------------------------------------------


------------------------------------------------------------------------------------------------------------------------------------
                                                       Range of Months to Roll               (Excludes   920   Fixed Rate Mortgages)
------------------------------------------------------------------------------------------------------------------------------------
                       WA          CURRENT     # OF         % OF         AVERAGE      GROSS       REMG.                      ORIG
DESCRIPTION           MTR          BALANCE     LOANS       TOTAL         BALANCE       WAC         TERM         FICO          LTV
------------------------------------------------------------------------------------------------------------------------------------
0 - 6                    5        $8,987,184      41         0.97         $219,200      7.114     358.36          556          78.2
7 - 12                  11          $146,617       1         0.02         $146,617      7.875     335.00          630          90.0
19 - 24                 23      $384,565,601   1,799        41.64         $213,766      7.430     359.05          600          79.2
25 - 31                 31        $1,451,741       5         0.16         $290,348      7.393     355.00          583          83.9
32 - 37                 35      $528,409,599   2,825        57.21         $187,048      7.697     359.15          596          79.2
------------------------------------------------------------------------------------------------------------------------------------

                                $923,560,742   4,671       100.00         $197,722      7.580     359.09          597          79.2

------------------------------------------------------------------------------------------------------------------------------------



------------------------------------------------------------------------------
Recipients must read the information contained in the attached statement. Do not use or rely on this information if you have not received or reviewed the statement. If you have not received the statement, call your Countrywide Securities account representative for another copy. The collateral information set forth in the Computational Materials supersedes any previously distributed collateral information relating to the securities discussed in this communication and will be superseded by the information set forth in the final offering materials.


     [LOGO OMITTED] Countrywide(R)                                                                      Computational Materials For
-------------------------------------
        SECURITIES CORPORATION                                                Countrywide Asset-Backed Certificates, Series 2005-13
A Countrywide Capital Markets Company
------------------------------------------------------------------------------------------------------------------------------------


                                                            Groups 2 & 3


                                                ARM and Fixed         $1,121,454,790


                                                           Detailed Report
------------------------------------------------------------------------------------------------------------------------------------
                                                           Range of Margin                   (Excludes   920   Fixed Rate Mortgages)
------------------------------------------------------------------------------------------------------------------------------------
                                   CURRENT     # OF         % OF         AVERAGE      GROSS       REMG.                      ORIG
DESCRIPTION                        BALANCE     LOANS       TOTAL         BALANCE       WAC        TERM          FICO          LTV
------------------------------------------------------------------------------------------------------------------------------------
2.001 - 3.000                       $517,823       3         0.06         $172,608     7.210      358.83          573          67.8
3.001 - 4.000                     $5,158,552      24         0.56         $214,940     7.737      359.19          575          81.1
4.001 - 5.000                    $17,934,205      82         1.94         $218,710     6.527      359.26          581          64.5
5.001 - 6.000                   $192,030,733     950        20.79         $202,138     7.132      359.21          596          76.1
6.001 - 7.000                   $308,726,358   1,425        33.43         $216,650     7.159      359.09          608          78.9
7.001 - 8.000                   $259,131,902   1,368        28.06         $189,424     7.818      359.04          599          80.3
8.001 - 9.000                   $110,214,160     626        11.93         $176,061     8.603      358.96          579          83.4
9.001 - 10.000                   $26,203,782     167         2.84         $156,909     9.415      359.03          561          84.6
10.001 - 11.000                   $2,500,554      18         0.27         $138,920    10.431      359.24          571          92.6
11.001 - 12.000                     $742,788       7         0.08         $106,113    10.892      359.38          558          86.2
12.001 - 13.000                     $399,887       1         0.04         $399,887    12.050      359.00          597         100.0
------------------------------------------------------------------------------------------------------------------------------------

6.950                           $923,560,742   4,671       100.00         $197,722     7.580      359.09          597          79.2

------------------------------------------------------------------------------------------------------------------------------------


------------------------------------------------------------------------------------------------------------------------------------
                                                       Range of Maximum Rates                (Excludes   920   Fixed Rate Mortgages)
------------------------------------------------------------------------------------------------------------------------------------
                                   CURRENT     # OF         % OF         AVERAGE      GROSS       REMG.                      ORIG
DESCRIPTION                        BALANCE     LOANS       TOTAL         BALANCE       WAC        TERM          FICO          LTV
------------------------------------------------------------------------------------------------------------------------------------
10.501 - 11.000                     $224,000       1         0.02         $224,000     4.000      360.00          585          80.0
11.001 - 11.500                     $155,829       1         0.02         $155,829     5.500      359.00          573          80.0
11.501 - 12.000                   $2,896,510      12         0.31         $241,376     5.478      359.26          618          65.5
12.001 - 12.500                  $20,641,720      82         2.24         $251,728     5.841      358.89          602          69.9
12.501 - 13.000                  $54,015,275     217         5.85         $248,918     6.144      358.98          615          74.3
13.001 - 13.500                 $115,695,228     496        12.53         $233,257     6.522      359.10          614          77.3
13.501 - 14.000                 $189,900,905     867        20.56         $219,032     6.937      359.12          610          77.6
14.001 - 14.500                 $149,741,028     737        16.21         $203,176     7.419      359.08          604          78.9
14.501 - 15.000                 $145,393,112     793        15.74         $183,346     7.878      359.07          596          81.1
15.001 - 15.500                  $87,382,897     498         9.46         $175,468     8.374      359.08          584          81.2
15.501 - 16.000                  $75,129,077     427         8.13         $175,946     8.825      359.09          570          83.2
16.001 - 16.500                  $37,005,047     225         4.01         $164,467     9.300      359.18          565          82.2
16.501 - 17.000                  $25,557,991     161         2.77         $158,745     9.798      359.23          557          81.4
17.001 - 17.500                   $8,833,673      68         0.96         $129,907    10.308      359.22          560          84.7
17.501 - 18.000                   $6,557,309      49         0.71         $133,823    10.776      359.30          554          88.3
18.001 - 18.500                   $2,274,087      19         0.25         $119,689    11.363      359.47          562          88.9
18.501 - 19.000                   $1,709,612      16         0.19         $106,851    11.750      358.26          541          80.6
19.001 - 19.500                     $447,441       2         0.05         $223,720    12.085      352.94          594          97.3
------------------------------------------------------------------------------------------------------------------------------------

14.460                          $923,560,742   4,671       100.00         $197,722     7.580      359.09          597          79.2

------------------------------------------------------------------------------------------------------------------------------------



------------------------------------------------------------------------------
Recipients must read the information contained in the attached statement. Do not use or rely on this information if you have not received or reviewed the statement. If you have not received the statement, call your Countrywide Securities account representative for another copy. The collateral information set forth in the Computational Materials supersedes any previously distributed collateral information relating to the securities discussed in this communication and will be superseded by the information set forth in the final offering materials.


     [LOGO OMITTED] Countrywide(R)                                                                     Computational Materials For
-------------------------------------
        SECURITIES CORPORATION                                               Countrywide Asset-Backed Certificates, Series 2005-13
A Countrywide Capital Markets Company
------------------------------------------------------------------------------------------------------------------------------------


                                                            Groups 2 & 3


                                                ARM and Fixed         $1,121,454,790


                                                           Detailed Report
------------------------------------------------------------------------------------------------------------------------------------
                                                      Initial Periodic Rate Cap              (Excludes   920   Fixed Rate Mortgages)
------------------------------------------------------------------------------------------------------------------------------------
                                   CURRENT     # OF         % OF         AVERAGE      GROSS       REMG.                      ORIG
DESCRIPTION                        BALANCE     LOANS       TOTAL         BALANCE       WAC        TERM          FICO          LTV
------------------------------------------------------------------------------------------------------------------------------------
1.000                            $12,753,385      57         1.38         $223,744     7.285      359.29          567          78.6
1.500                           $765,460,739   3,826        82.88         $200,068     7.558      359.22          599          79.3
2.000                             $7,685,714      41         0.83         $187,456     7.646      358.07          587          77.7
3.000                           $136,844,630     743        14.82         $184,179     7.730      358.41          591          78.8
5.000                               $405,074       2         0.04         $202,537     7.348      358.48          616          80.0
6.000                               $411,200       2         0.04         $205,600     6.571      357.75          622          80.0
------------------------------------------------------------------------------------------------------------------------------------

                                $923,560,742   4,671       100.00         $197,722     7.580      359.09          597          79.2

------------------------------------------------------------------------------------------------------------------------------------


------------------------------------------------------------------------------------------------------------------------------------
                                                    Subsequent Periodic Rate Cap             (Excludes   920   Fixed Rate Mortgages)
-----------------------------------------------------------------------------------------------------------------------------------
                                   CURRENT     # OF         % OF         AVERAGE      GROSS       REMG.                      ORIG
DESCRIPTION                        BALANCE     LOANS       TOTAL         BALANCE       WAC        TERM          FICO          LTV
------------------------------------------------------------------------------------------------------------------------------------
1.000                           $132,951,812     705        14.40         $188,584     7.679      358.52          590          79.1
1.500                           $789,647,328   3,960        85.50         $199,406     7.563      359.18          599          79.2
2.000                               $785,922       5         0.09         $157,184     7.643      358.42          576          74.7
3.000                               $175,679       1         0.02         $175,679     8.750      358.00          576          95.0
------------------------------------------------------------------------------------------------------------------------------------

                                $923,560,742   4,671       100.00         $197,722     7.580      359.09          597          79.2

------------------------------------------------------------------------------------------------------------------------------------


------------------------------------------------------------------------------------------------------------------------------------
                                                    Range of Lifetime Rate Floor             (Excludes   920   Fixed Rate Mortgages)
------------------------------------------------------------------------------------------------------------------------------------
                                   CURRENT     # OF         % OF         AVERAGE      GROSS       REMG.                      ORIG
DESCRIPTION                        BALANCE     LOANS       TOTAL         BALANCE       WAC        TERM          FICO          LTV
------------------------------------------------------------------------------------------------------------------------------------
1.001 - 2.000                        $82,431       1         0.01          $82,431     7.900      359.00          582          80.0
2.001 - 3.000                        $88,637       1         0.01          $88,637     7.600      358.00          574          66.4
3.001 - 4.000                       $224,000       1         0.02         $224,000     4.000      360.00          585          80.0
4.001 - 5.000                     $1,286,215       5         0.14         $257,243     4.951      359.59          578          61.6
5.001 - 6.000                    $52,254,388     195         5.66         $267,971     5.801      359.26          612          72.1
6.001 - 7.000                   $290,537,998   1,273        31.46         $228,231     6.664      359.11          614          77.1
7.001 - 8.000                   $306,573,210   1,572        33.19         $195,021     7.558      359.06          602          79.6
8.001 - 9.000                   $182,294,615   1,026        19.74         $177,675     8.531      359.01          578          82.1
9.001 - 10.000                   $69,942,994     441         7.57         $158,601     9.479      359.19          561          82.3
> 10.000                         $20,276,254     156         2.20         $129,976    10.738      359.01          559          86.1
------------------------------------------------------------------------------------------------------------------------------------

                                $923,560,742   4,671       100.00         $197,722     7.580      359.09          597          79.2

------------------------------------------------------------------------------------------------------------------------------------


------------------------------------------------------------------------------------------------------------------------------------
                                                    Next Interest Adjustment Date            (Excludes   920   Fixed Rate Mortgages)
------------------------------------------------------------------------------------------------------------------------------------
                                   CURRENT     # OF         % OF         AVERAGE      GROSS       REMG.                      ORIG
DESCRIPTION                        BALANCE     LOANS       TOTAL         BALANCE       WAC        TERM          FICO          LTV
------------------------------------------------------------------------------------------------------------------------------------
12/05                                $39,012       1         0.00          $39,012    11.000      301.00          717          75.0
01/06                               $173,695       3         0.02          $57,898     7.674      339.77          583          92.3
03/06                                $24,133       1         0.00          $24,133     9.500      280.00          637          65.0



------------------------------------------------------------------------------
Recipients must read the information contained in the attached statement. Do not use or rely on this information if you have not received or reviewed the statement. If you have not received the statement, call your Countrywide Securities account representative for another copy. The collateral information set forth in the Computational Materials supersedes any previously distributed collateral information relating to the securities discussed in this communication and will be superseded by the information set forth in the final offering materials.


     [LOGO OMITTED] Countrywide(R)                                                                     Computational Materials For
-------------------------------------
        SECURITIES CORPORATION                                               Countrywide Asset-Backed Certificates, Series 2005-13
A Countrywide Capital Markets Company
------------------------------------------------------------------------------------------------------------------------------------


                                                            Groups 2 & 3


                                                ARM and Fixed         $1,121,454,790


                                                           Detailed Report
------------------------------------------------------------------------------------------------------------------------------------
                                                    Next Interest Adjustment Date             Excludes   920   Fixed Rate Mortgages)
------------------------------------------------------------------------------------------------------------------------------------
                                   CURRENT     # OF         % OF         AVERAGE      GROSS       REMG.                      ORIG
DESCRIPTION                        BALANCE     LOANS       TOTAL         BALANCE       WAC        TERM          FICO          LTV
------------------------------------------------------------------------------------------------------------------------------------
04/06                             $4,998,877      21         0.54         $238,042     7.130      359.00          550          79.4
05/06                             $3,751,467      15         0.41         $250,098     7.011      359.47          561          76.1
10/06                               $146,617       1         0.02         $146,617     7.875      335.00          630          90.0
06/07                             $1,171,042       6         0.13         $195,174     7.755      355.00          604          82.7
07/07                             $1,828,350       6         0.20         $304,725     7.092      356.00          588          83.7
08/07                             $7,793,065      41         0.84         $190,075     7.605      357.03          595          79.5
09/07                            $48,630,232     232         5.27         $209,613     7.394      358.02          593          77.8
10/07                           $234,667,245   1,093        25.41         $214,700     7.463      359.00          600          79.8
11/07                            $90,475,667     421         9.80         $214,907     7.352      360.00          605          78.2
06/08                             $1,451,741       5         0.16         $290,348     7.393      355.00          583          83.9
07/08                             $2,459,786      11         0.27         $223,617     7.441      356.00          603          83.0
08/08                             $6,772,177      37         0.73         $183,032     7.779      357.09          591          82.4
09/08                            $49,075,016     277         5.31         $177,166     7.885      358.08          589          79.3
10/08                           $326,388,765   1,748        35.34         $186,721     7.703      359.00          596          79.6
11/08                           $143,713,855     752        15.56         $191,109     7.621      360.00          597          78.1
------------------------------------------------------------------------------------------------------------------------------------

                                $923,560,742   4,671       100.00         $197,722     7.580      359.09          597          79.2

------------------------------------------------------------------------------------------------------------------------------------



------------------------------------------------------------------------------
Recipients must read the information contained in the attached statement. Do not use or rely on this information if you have not received or reviewed the statement. If you have not received the statement, call your Countrywide Securities account representative for another copy. The collateral information set forth in the Computational Materials supersedes any previously distributed collateral information relating to the securities discussed in this communication and will be superseded by the information set forth in the final offering materials.